Ivy Funds

Supplement dated August 24, 2020 to the

Ivy ProShares Index Funds Statement of Additional Information

dated January 31, 2020

as supplemented April 10, 2020 and June 19, 2020

Effective immediately, the low balance fee for Class A Shares of the Funds will be eliminated, and your account will NOT be assessed an account fee of $20 if your account balance is below $650 at the start of business on the Friday prior to the last full week of September (i.e., September 18, 2020). As a result, effective October 1, 2020, the Statement of Additional Information is revised as follows:

∎	The third paragraph of the section “Purchase, Redemption and Pricing of Shares — Purchase of Shares — Minimum Initial and Subsequent Investments” on page 70 is deleted.

Supplement	Statement of Additional Information	1